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- --------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                           reported) June 13, 1996
                                    -------------



                 J.P. Morgan Commercial Mortgage Finance Corp.
           ------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                  333-4554           13-3789046
- ----------------------------     ------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)     Identification No.)


                                60 Wall Street
                          New York, New York  10260
                      -------------------------------
                       (Address of Principal Executive
                            Offices and Zip Code)

      Registrant's telephone number, including area code (212) 648-3636
                                                        --------------

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Item 5.   Other Events
- ----      ------------

Filing of Collateral Term Sheet.
- -------------------------------

     In connection with the proposed offering of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates,
Series 1996-C3, J.P. Morgan Securities Inc. (the "Underwriter"), as underwriter of the certificates, has prepared a collateral term sheet containing descriptive data about the collateral underlying the proposed offering (the "Collateral Term Sheet") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheet.

     The  Collateral  Term Sheet  is attached  hereto  as Exhibit  99.   This
Collateral Term Sheet supersedes any prior collateral information which may have been previously filed with the Securities and Exchange Commission.


                                      3

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Item 7.  Financial Statements, Pro Forma Financial
- ----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following  is filed herewith.   The exhibit number  corresponds with
Item 601(b) of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------

         99                   Collateral Term Sheet


                                      4

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           J.P. MORGAN COMMERCIAL MORTGAGE
                             FINANCE CORP.



                           By: /s/ Michael A. Jungman
                               ----------------------
                               Name:  Michael A. Jungman
                               Title: President




Dated:    June 13, 1996



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                                Exhibit Index
                               -------------



Exhibit                                                                  Page
- -------                                                                  ----

99.     Collateral Term Sheet                                              6



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                                  EXHIBIT 99